Powering the Fintech Banking Evolution

Investor Presentation

January 2024

Disclaimers

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of FinWise Bancorp ("FinWise," "we," "us," or the "Company") with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "projection," "forecast," "budget," "goal," "target," "would," "aim" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current expectations, estimates and projections about the Company's industry and management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

There are or will be important factors that could cause the Company's actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: (a) the success of the financial technology industry, as well as the continued evolution of the regulation of this industry; (b) the ability of the Company's Strategic Program or "BaaS" service providers to comply with regulatory regimes, and the Company's ability to adequately oversee and monitor its Strategic Program and BaaS service providers; (c) the Company's ability to maintain and grow its relationships with its service providers; (d) changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters, including the application of interest rate caps or maximums; (e) the Company's ability to keep pace with rapid technological changes in the industry or implement new technology effectively; (f) system failure or cybersecurity breaches of the Company's network security; (g) the Company's reliance on third-party service providers for core systems support, informational website hosting, internet services, online account opening and other processing services; (h) concentrations in lending or deposit relationships; (i) general economic and business conditions, either nationally or in the Company's market areas; (j) increased national or regional competition in the financial services industry; (k) the Company's ability to measure and manage its credit risk effectively and the potential deterioration of the business and economic conditions in the Company's primary market areas; (l) the adequacy of the Company's risk management framework; (m) the adequacy of the Company's allowance for credit losses ("ACL"); (n) the financial soundness of other financial institutions; (o) new lines of business or new products and services; (p) changes in Small Business Administration ("SBA") rules, regulations and loan products, including specifically the Section 7(a) program or changes to the status of the Bank as an SBA Preferred Lender; (q) the value of collateral securing the Company's loans; (r) the Company's levels of nonperforming assets; (s) losses from loan defaults; (t) the Company's ability to protect its intellectual property and the risks it faces with respect to claims and litigation initiated against the Company; (u) the Company's ability to implement its growth strategy; (v) the Company's ability to launch new products or services successfully; (w) interest-rate risks; (x) liquidity risks; (y) the effectiveness of the Company's internal control over financial reporting and its ability to remediate any future material weakness in its internal control over financial reporting; (z) potential exposure to fraud, negligence, computer theft and cyber-crime and other disruptions in the Company's computer systems relating to its development and use of new technology platforms; (aa) dependence on our management team and changes in management composition; (bb) the sufficiency of the Company's capital; (cc) compliance with laws and regulations, supervisory actions, the Dodd-Frank Act, capital requirements, the Bank Secrecy Act and other anti-money laundering laws, predatory lending laws, and other statutes and regulations; (dd) results of examinations of the Company by its regulators; (ee) the Company's involvement from time to time in legal proceedings; (ff) natural disasters and adverse weather, acts of terrorism, pandemics, an outbreak of hostilities or other international or domestic calamities, and other matters beyond the Company's control; (gg) the possibility that the proposed acquisition of BFG equity interests does not close when expected or at all because required regulatory approvals are not received or other conditions to closing are not satisfied on a timely basis or at all; (hh) that the anticipated benefits of the proposed BFG acquisition are not realized within the expected time frame or at all as a result of such things as the strength or weakness of the economy and competitive factors in the areas where we and BFG do business (ii) future equity and debt issuances; and (jj) other factors listed from time to time in the Company's filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent, reports on Form 10-Q and Form 8-K. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether because of the new information, future developments or otherwise.

Market and industry data

This presentation includes estimates regarding market and industry data. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from our internal research. While we believe the estimated market and industry data included in this presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise.

Non-GAAP financial measures

Some of the financial measures included in this presentation are not measures of financial performance recognized by generally accepted accounting principles in the United States ("GAAP"). These non-GAAP financial measures are "tangible shareholders' equity," "tangible book value per share," and "efficiency ratio." We believe these non-GAAP financial measures provide useful information to management and investors; however, we acknowledge that our non-GAAP financial measures have limitations. As such, you should not view these measures as a substitute for results determined in accordance with GAAP. A reconciliation of such non-GAAP financial measures to the most closely related GAAP financial measures is included in the Appendix to this presentation.

Trademarks

"FinWise" and its logos and other trademarks referred to and included in this presentation belong to us and are protected by applicable laws. We refer to our trademarks in this presentation without the ® or the ™ or symbols for convenience. Other service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks.

Company Highlights

Differentiated Banking Model with Fintech Focus

- Key Existing Businesses:
  - **Lending.** SBA 7(a), Real Estate, Leasing lending programs provide optionality for disciplined balance sheet growth
  - **Marketplace Lending.** Lending-as-a-Service through scalable API-driven infrastructure powering deposit, lending, payments and card programs for leading fintech brands
- Key Strategic Initiatives:
  - **Payments Hub and BIN Sponsorship Expansion*.** Opportunity to diversify current business model and drive further growth through an integrated Banking-as-a-Service (BaaS) offering
- Compliance and risk management-first culture, including regular dialogue with regulators
- Disciplined underwriting and portfolio management process
- Well capitalized significantly above federal regulatory standards
- Highly experienced team with proven track record

Fintech Brands We Support

Reshaping the Banking Value Chain Through Fintech Enablement

Upstart

earnest

Reach FINANCIAL

Empower

OppLoans by OppFi

LENDINGPOINT

Stride

Mulligan Funding

American First Finance

Elevate

*Payments Hub and Bank Identification Number (BIN) Sponsorship are under development

Our Culture - Compliance at the Core

Consistent Investment in Personnel & Infrastructure Strengthened Regulatory Oversight Support to Service Providers (Fintechs)

Full Time Employees (FTEs) in Respective Functions



6
11
15
18
9
11
20
18
12
12
20
26
4Q21
4Q22
4Q23
IT
Compliance
Risk Management
BSA

Note: FTEs shown as of the end of each respective quarter

Current Business Model

Differentiated and Proven Strategy Offers Solid Foundation for Future Growth

	Marketplace Lending (Lending-as-a-Service)	SBA 7(a)	Residential & Owner Occupied CRE (Branch-based Lending)	Equipment Financing
4Q23 Gross Revenue Contribution	55.3%	23.8%	5.6%	4.1%
Balance Sheet Strategy:	• Mostly originate to sell • Interest Income HFI & HFS • Minimum program / other fees • Each program establishes a "reserve" deposit account with FinWise	• Hold or sell guaranteed portion • Retain all servicing rights when guaranteed portion is sold • Utilize loan processing structure and relationship with Business Funding Group, LLC	• All loans held on Bal Sheet • Source of core deposits • High-touch, relationship banking • Historically stable and strong profitability	• Originate for Investment • Originations through vendor finance, additional third-party originators, direct channels • Diversify balance sheet
	As of 12/31/23: • Strategic Platform Loans on Bal. Sheet: $66.9M (71.0% HFS; 29.0% HFI) • 4Q23 Gain on Sale (net) and Strategic Program Fees: $4.7m or 77.3% of noninterest income	**As of 12/31/23:** • SBA Loans on Bal. Sheet: $239.9M (54.9% Guaranteed; 45.1% Unguaranteed) • 4Q23 SBA Gain on Sale (net) and Servicing Fees: $450k or 7.5% of noninterest income	**Product Overview:** • Consumer and commercial lending • Construction lending focus on single-family residential	**Product Overview:** • Equipment secured leases/loans • Interest bearing (generally 60-month fixed rates) • "Aurora" loan origination system provides scalability and automation

Note: Does not include POS Lending Program which is an originate to hold strategy. Also does not include revenue from "Other", "Change in Fair Value on investment in BFG", and "SBA PPP"

Marketplace Lending - Program Diversification Has Improved



Percentage of Originations from Top 3 Fintech Programs
89%
84%
75%
74%
65%
69%
64%
62%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

Note: Marketplace Lending concentration shown since 1Q22 to highlight longer-term pattern in recent years

Next Phase: Expansion Through Integrated BaaS Offering

Expected to Enhance Ability to Scale and Drive Growth


Current Business Model
Marketplace Lending (LaaS)
Equipment Financing
FinWise
SBA 7(a)
Resi & Owner Occupied CRE
Business Model Post Expansion of Integrated BaaS Offering[1]
Marketplace Lending (LaaS)
Equipment Financing
Payments Hub[1]
FinWise
Integrated BaaS
Resi & Owner Occupied CRE
BIN Sponsorship[1]
SBA 7(a)

[1] Payments Hub and Bank Identification Number (BIN) Sponsorship are under development

Sizable Addressable Market

Fintechs & Non-Financials Expected to Seek Bank Partners that Can Provide Access to Financial Products

Estimated U.S. Market for Platforms and Enablers[1]

(Total Revenue Across Payments, Lending, Banking, Cards)


$22B
$51B
2021
2026

[1] Source: Matt Harris, Blake Adams, Adam Davis, and Jeff Tijsse, "Embedded Finance: What It Takes to Prosper in the New Value Chain", 2022 (Bain & Company, Inc.)

Differentiators of Planned BaaS Offerings

Payments Hub

- **Ease of Use.** Brings multiple payments types under one application. Ability to see all payments through a single source
- **Payment Control.** Allows service providers (fintechs) to embed multiple options to move money in /out of their ecosystem
- **Cost Effective.** Business rules help optimize the payment type for users' parameters. Reduces number of bank connected systems, lowering fees and software costs
- **Strengthens Security.** Single sign-on to manage access and real time fraud controls
- **Modern Payment Rails.** Access to the latest payment types such as faster and real-time payments
    - **Payment rails included:** ACH, Same Day ACH (SDA), Wires, Visa Direct and/or Mastercard Send, Mastercard RPPS, The Clearing House RTP and FedNow

Bank Identification Number (BIN) Sponsorship

- **Compliance-first Culture.** Significant knowledge of compliance practices required to manage a BIN sponsorship program. Regular interactions with our regulators
- **Extensive Experience.** Team has nearly 90 years of combined expertise in banking, payments and fintech
- **Differentiated Tech Approach and Integration.** Provides Bank with more control for compliance oversight and more robust solutions as service providers (fintechs) expand their operations
- **Focus.** Limit number of processors, vendors and service providers to streamline efficiencies and oversight

*Payments Hub and Bank Identification Number (BIN) Sponsorship are under development

Potential Long-term Benefits from An Integrated BaaS Offering

Revenue	Deposits	Credit Quality	Profitability
Expands and diversifies potential sources of revenue	Helps diversify deposit composition and reduce cost of funds through relationship-banking	Increases percentage of Prime loans	Use of outsourced solutions enhances operating leverage versus traditional models

*Payments Hub and Bank Identification Number (BIN) Sponsorship are under development. Note: "Potential Long-term Benefits" describe the Company's expectations of potential benefits to the overall FinWise business model

Components of BaaS Enable Scaling and Regulatory Oversight

Product:		Our Technology:
1) Marketplace Lending		**Credit Engine**
Lending programs, including closed and open-ended consumer and commercial	API	-Verify borrower information -Validate loans to models and underwriting criteria, and originate
2) Payments Hub*		**Payments Hub**
ACH, SDA, TCH RTP, FedNow, Wire, Visa Direct and Mastercard Send, Mastercard RPPS	API	-Rules-based money movement configurations and restrictions -Verification, validation and capture of necessary oversight data
3) BIN Sponsorship*		**Card Processors**
Credit and Charge Cards Debit cards; prepaid	API	Capture daily cardholder financial activity and bank-defined data sets necessary for oversight and testing of regulatory compliance

Enterprise Data Warehouse

-Proprietary and rigorous regulatory process

-FinWise controls the data internally

*Payments Hub and Bank Identification Number (BIN) Sponsorship are under development

Intensive Due-Diligence Process and Compliance Assessment

Representative Service Provider (Fintech) Onboarding


FINWISE TEAM IDENTIFIES PROSPECT
Risk-based due diligence process involving 3rd-Party Oversight, BSA, Credit & ISO
If Service Provider approved, FinWise team continues to negotiate, including defining potential product and terms
Service Provider sent to Implementations Team and put into Scoping to fully define requirements of implementation
Pilot Phase
GO LIVE
Service Provider is presented at next internal Third-Party Oversight Committee (TPOC) meeting for approval
Proposed term-sheet, signed Letter of Intent, product description, risk assessment submitted to Program Risk Committee (PRC), including Operations
Service Provider put through Implementations/Onboarding Process
Service Provider & FinWise finalize all Implementations/ Onboarding Requirements
Program is "live" and active with ongoing compliance monitoring and regulatory oversight support

Disciplined Expense Management While Investing for Growth



Total Non-interest Expense ($M)
$10.2
$10.1
$11.4
$4.4
$3.7
$4.0
$5.8
$6.4
$7.4
4Q22
3Q23
4Q23
Salaries & Employee Benefits
All Other Non-interest Expense 1

Increase in Total Non-interest Expenses has been driven largely by business infrastructure spend, including headcount, to support growth and key strategic initiatives

Full Time Employees (FTEs)	140	158	162
Efficiency Ratio (Non-GAAP)[2]	45.6%*	51.3%	55.8%

*Note: 4Q22 efficiency ratio of 45.6% aided by strong revenue in that quarter primarily due to strong originations and gain on sale of loans

[1]All Other Non-interest Expense refers to all other expense components within Total Non-interest Expense, excluding Salaries & Employee Benefits. [2]See Appendix at the end of the presentation for Non-GAAP reconciliation

Selected Financial Information

Solid Originations and Balance Sheet Growth

Total Loan Originations ($B)


$1.2
$1.1
$1.2
4Q22
3Q23
4Q23

Total Assets ($M)


$400.8
$555.1
$586.2
4Q22
3Q23
4Q23

Total Loans Outstanding ($M)


$236.6
$337.6
$372.2
4Q22
3Q23
4Q23

Total Deposits ($M)


$243.0
$386.8
$404.8
4Q22
3Q23
4Q23

Note: Amounts are as of the end of each respective period

Sustained Historical Profitability


Net Income ($M)
$6.5
$4.8
$4.2
4Q22
3Q23
4Q23


Diluted Earnings Per Share (EPS)
$0.49
$0.37
$0.32
4Q22
3Q23
4Q23


Tangible Shareholder Equity to Tangible Assets[1]
35.0%
27.1%
26.5%
4Q22
3Q23
4Q23


Return on Average Assets (ROAA)
6.6%
3.7%
2.9%
4Q22
3Q23
4Q23


Return on Average Equity (ROAE)[2]
19.1%
12.8%
10.8%
4Q22
3Q23
4Q23


Tangible Book Value per Share (Non-GAAP)[3]
$10.95
$12.04
$12.41
4Q22
3Q23
4Q23

[1] Tangible Shareholder Equity to Tangible Assets ratio has declined primarily due to balance sheet growth and stock buyback. [2] ROAE is negatively affected by high capital levels. [3] See Appendix for more information and Non-GAAP reconciliation. Both Tangible Shareholder Equity to Tangible Assets and Tangible Book Value per Share (Non-GAAP) as of the end of each respective period.

Diversified Income Sources

Net Interest Income / Net Interest Margin



14.27%
11.77%
10.61%
$12.6M
$14.4M
$14.4M
4Q22
3Q23
4Q23
Net Interest Income
Net Interest Margin

Non-interest Income



$9.8M
$5.3M
$4.5M
$5.2M
$1.3M
$3.9M
$6.0M
$1.8M
$4.2M
4Q22
3Q23
4Q23
Strategic Program Fees
Other Non-interest Income [1]

[1] Other Non-interest Income includes all other non-interest income items, excluding Strategic Program Fees

Well Capitalized Above Regulatory Requirements



Total FinWise Bancorp Shareholders' Equity to Total Assets
35.0%
27.1%
26.5%
4Q22
3Q23
4Q23



Leverage Ratio – Bank Level[1]
25.1%
22.1%
20.7%
4Q22
3Q23
4Q23

[1]The Bank's capital levels remain significantly above well-capitalized guidelines as of December 31, 2023. Well-capitalized regulatory requirement = 9% pursuant to the Community Bank Leverage Ratio framework adopted by the Bank in 2020. Total FinWise Bancorp Shareholder's Equity to Total Assets and Leverage Ratio – Bank Level as of the end of each respective period.

Disciplined Underwriting Process

- Credit risk managed through combination of policy, data and pricing
- Disciplined underwriting process and well collateralized portfolio has helped mitigate net charge-offs, even as credit quality normalized due to higher rate environment
- Remain well-reserved with an ACL/Total Gross Loans HFI of 3.5% as of Dec. 31, 2023, reflecting a lower-risk portfolio vs. prior year period, driven by remixing of HFI loan portfolio throughout 2023:
  - Significant increase in SBA guaranteed balances as % of Total Gross Loans HFI
  - Decrease in Strategic Programs (SP) HFI balances as % of Total Gross Loans HFI, which carries a higher reserve rate



ACL, SBA Guaranteed and SP HFI Balances as % of Total Gross Loans HFI*
20.9%
10.2%
5.1%
33.3%
5.9%
3.8%
35.4%
5.2%
3.5%
4Q22
3Q23
4Q23
SBA Guranteed Balances as % of Total Gross Loans HFI
SP HFI Balances as % of Total Gross Loans HFI
Allowance for Credit Losses/Total Gross Loans HFI



Net Charge-offs by Loan Type
Construction and land development
Residential real estate
Residential real estate multifamily
Commercial real estate
Commercial and industrial
Consumer
Lease financing receivables
Strategic Program loans
$3.2M
$2.2M
$3.4M
4Q22
3Q23
4Q23

*ACL = Allowance for Credit Losses; SP = Strategic Programs; HFI = Held for Investment

Diversified Loan Portfolio



$419.7M
SBA Guaranteed, 31.4%
SBA Unguaranteed, 25.8%
Strategic Programs (HFS), 11.3%
Strategic Programs (HFI), 4.6%
Residential RE, 9.1%
Commercial RE, 5.4%
Consumer 2.7%
Commerical (Non RE), 9.7%
Guaranteed by the SBA and Strategic Program HFS 42.7%
Rates Above 36%
Rates Below 36%

Note: As of December 31, 2023

Consistent Tangible Book Value per Share Growth


Tangible Book Value Per Share (Non-GAAP)1
$10.95
$12.04
$12.41
4Q22
3Q23
4Q23

[1] See Appendix at end of presentation for full description of metric and Non-GAAP reconciliation. Amounts are as of the end of each respective period

Appendix

Non-GAAP Reconciliations

Tangible Shareholders' Equity and Tangible Book Value Per Share

($ in thousands)	As of, December 31, 2022	September 30, 2023	December 31, 2023
Total Shareholders' Equity	$ 140,459	$ 150,402	$ 155,056
Goodwill	—	—	—
Other intangibles	—	—	—
Less: total intangible assets	—	—	—
Tangible shareholders' equity[(2)]	$ 140,459	$ 150,402	$ 155,056
Tangible book value per share[(2)]	$ 10.95	$ 12.04	$ 12.41

Efficiency Ratio

($ in thousands)	For the Three Month Period Ending, December 31, 2022	March 31, 2023	December 31, 2023
Noninterest expense	$ 10,220	$ 10,070	$ 11,381
Net interest income	12,646	14,411	14,367
Noninterest income	9,775	5,229	6,035
Adjusted operating revenues	$ 22,421	$ 19,640	$ 20,402
Efficiency ratio[(1)]	45.6 %	51.3 %	55.8 %

(1) Efficiency Ratio: This measure is not a measure recognized under United States generally accepted accounting principles, or GAAP, and is therefore considered to be a non-GAAP financial measure. See "Reconciliation of Non-GAAP to GAAP Financial Measures" for a reconciliation of this measure to its most comparable GAAP measure. The efficiency ratio is defined as total noninterest expense divided by the sum of net interest income and noninterest income. The Company believes this measure is important as an indicator of productivity because it shows the amount of revenue generated for each dollar spent.

(2) Tangible shareholders' equity: This measure is not a measure recognized under GAAP and is therefore considered to be a non-GAAP financial measure. See "Reconciliation of Non-GAAP to GAAP Financial Measures" for a reconciliation of this measure to its most comparable GAAP measure. Tangible shareholders' equity is defined as total shareholders' equity less goodwill and other intangible assets. The most directly comparable GAAP financial measure is total shareholder's equity. The Company had no goodwill or other intangible assets as of any of the dates indicated. The Company has not considered loan servicing rights or loan trailing fee asset as intangible assets for purposes of this calculation. As a result, tangible shareholders' equity is the same as total shareholders' equity as of each of the dates indicated.

Glossary of Terms Used

ACH (The Automated Clearing House). Electronic funds-transfer system that facilitates payments in the U.S. and internationally. The ACH is run by Nacha.

API (Application Programming Interface). Set of defined rules that enable different applications to communicate with each other. It acts as an intermediary layer that processes data transfers between systems, letting companies open their application data and functionality to external third-party developers, business partners, and internal departments within their companies.

Banking-as-a-Service (BaaS). Banking model in which licensed banks integrate their digital banking services directly into the products of other non-bank businesses. This allows non-bank businesses to offer their customers digital banking services such as mobile bank accounts, debit cards, loans and payment services, without needing to acquire a banking license of their own. The bank's system communicates via APIs and webhooks with that of the partner's business, enabling the end customer to access banking services directly through the partner's website or app.

BIN (Bank Identification Number) Sponsorship. BIN sponsorship allows fintech businesses to quickly gain direct access to the payment processing and card management services provided by the likes of Visa or Mastercard without going through the process of joining a major card scheme. It provides fintechs with quickest way to launch a financial product with a debit, credit or prepaid card attached.

FedNow. The clearing service for financial institutions to provide immediate end-to-end payments to customers. The key difference between this service and the Fed's previous system is that FedNow will be online 24/7, processing transactions in real time.

HFI (Held for Investment). When a reporting entity holds an originated or purchased loan for which it has the intent and ability to hold for the foreseeable future or to maturity or payoff, the loan should be classified as held-for-investment. Loans held for investment are reported on the balance sheet at their amortized cost basis.

HFS (Held for Sale). When a reporting entity originates or purchases a loan with the intent to sell the loan to another entity (e.g., a government sponsored enterprise).

Lending-as-a-Service (LaaS). Platform solution that gives banks, credit unions, and CDFIs the ability to offer customers a fully integrated, digital end-to-end borrowing experience without the significant investment and resources required to build or buy their own platform.

Marketplace Lending. Nonbank lending that uses innovative financial technology (fintech) to make loans to consumers and small businesses.

Mastercard RPPS (Remote Payment and Presentment Service). Mastercard RPPS optimizes electronic bill payment by connecting banks to billers. It offers a single, reliable connection for electronic payment providers to help with fast & secure consumer bill payments.

Mastercard Send. Mastercard's offering in the real-time personal payments arena. Senders can immediately make "push payments" to bank accounts, mobile wallets, prepaid debit cards, or targeted cash-out locations. The sender can initiate a Mastercard Send transaction with just the recipient's debit card number.

Payments Hub. Single-window payment platform through which companies can execute all their payments. Payment hubs increase fund control and visibility, reduce the risk associated with numerous fragmented payment processes, and improve overall operating efficiency.

SBA7(a) loans. Small-business loans issued by a private lender and partially backed by the U.S. Small Business Administration.

The Clearing House RTP. A real-time payments platform that all federally insured U.S. depository institutions are eligible to use for payments innovation. All RTP payments are processed by The Clearing House. When you pay your utility bill for the month using RTP, your bank sends message to network which includes the details of the payment. The Clearing House then processes the message and routes it to utility company's bank, completing the payment.

Visa Direct. A type of Original Credit Transaction (OCT) that allows fast and secure payment transfers to customers using their card details. Unlike with other payment methods, where it can typically take up to 24 hours for the funds to be transferred to the customer, Visa Direct transactions normally complete near-instantly.